                              Janus Adviser Series
                         Janus Adviser High-Yield Fund

                         Supplement dated June 20, 2008
                      to Currently Effective Prospectuses

Effective at the close of the New York Stock Exchange on June 30, 2008, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus relating to portfolio management of Janus Adviser High-Yield Fund:

JANUS ADVISER HIGH-YIELD FUND

     Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

     GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser High-Yield Fund, which he has managed or co-managed since inception. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

     DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Adviser High-Yield Fund, which he has co-managed since July 2008. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

                Please retain this Supplement with your records.